4Q TWENTY25 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc’s (“Origin”, “we”, “our” or the “Company”) future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin’s results of operations, estimated forbearance amounts and expectations regarding the Company’s liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements or statistics preceded by, followed by or that otherwise include the words “assumes,” “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin’s future results and cause actual results to differ materially from those expressed in the forward- looking statements include, but are not limited to: (1) the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the impact of tariffs, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; (2) changes in benchmark interest rates and the resulting impacts on net interest income; (3) deterioration of Origin’s asset quality; (4) factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin’s primary market areas; (5) the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances; (6) changes in the value of collateral securing Origin’s loans; (7) the impact of generative artificial intelligence; (8) Origin’s ability to anticipate interest rate changes and manage interest rate risk; (9) the impact of heightened regulatory requirements, reduced debit interchange and overdraft income and the possibility of facing related adverse business consequences if our total assets grow in excess of $10 billion as of December 31 of any calendar year; (10) the effectiveness of Origin’s risk management framework and quantitative models; (11) Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common stockholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; (12) the impact of labor pressures; (13) changes in Origin’s operation or expansion strategy or Origin’s ability to prudently manage its growth and execute its strategy; (14) changes in management personnel; (15) Origin’s ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; (16) increasing costs as Origin grows deposits; (17) operational risks associated with Origin’s business; (18) significant turbulence or a disruption in the capital or financial markets and the effect of market disruption and interest rate volatility on our investment securities; (19) increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; (20) compliance with governmental and regulatory requirements and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; (21) periodic changes to the extensive body of accounting rules and best practices; (22) further government intervention in the U.S. financial system; (23) a deterioration of the credit rating for U.S. long-term sovereign debt; (24) Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; (25) natural disasters and other adverse weather events, pandemics, acts of terrorism, war, and other matters beyond Origin’s control; (26) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (27) fraud or misconduct by internal or external actors (including Origin employees); (28) cybersecurity threats or security breaches and the cost of defending against them; (29) Origin’s ability to maintain adequate internal controls over financial and non-financial reporting; and (30) potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Origin’s most recent and future Annual Reports on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in Origin’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, adjusted, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. This presentation contains projected financial information with respect to Origin, including with respect to certain goals and strategic initiatives of Origin and the anticipated benefits thereof. This projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to significant business, economic (including interest rate), competitive, and other risks and uncertainties. Actual results may differ materially from the results contemplated by the projected financial information contained herein and the inclusion of such projected financial information in this presentation should not be regarded as a representation by any person that such actions will be taken or accomplished or that the results reflected in such projected financial information with respect thereto will be achieved. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: Pre-tax, pre-provision (“PTPP”) earnings, PTPP ROAA, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”) and core efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,482 Deposits*: $3,451 DOLLARS IN MILLIONS, UNAUDITED (2) (3) 3 DEPOSITS & LOANS BY STATE(1) Note: All financial information is as of December 31, 2025. Map location counts include full service branches only as of filing date. Please see slide 31 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $562 Deposits: $614 7% 8% 41% 21% 52% 71% Loans (3)Deposits (2) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,521 Loans: $2,139 Loans: $375 Deposits*: $1,904 Deposits*: $1,446 Deposits: $963 Total Texas Loans: $5,035 Total Texas Deposits: $4,313 SOUTHEAST (AL/FL) Entry: 2024 Loans: $63 Deposits: $103 11 11 9 17 6 11 BEST BANKS TO WORK FOR IN AMERICA 13 CONSECUTIVE YEARS Deposits for these markets include $215.0 million of deposits in total that were sold on December 31, 2025, and immediately repurchased on January 2, 2026. *

# OPTIMIZE ORIGIN

## TO DELIVER ELITE LEVEL FINANCIAL PERFORMANCE

PRODUCTIVITY, DELIVERY & EFFICIENCY

BALANCE SHEET OPTIMIZATION

CULTURE & EMPLOYEE ENGAGEMENT

## FINANCIAL OUTLOOK

**NEAR TERM GOAL**
**1.15% + ROAA RUN RATE BY 4Q26**

**ULTIMATE TARGET**
**TOP QUARTILE ROAA**

| | 4Q26* | 2026* |
|---|---|---|
| Loan Growth - ex Warehouse (Yr/Yr) | Mid to High-Single Digits | Mid to High-Single Digits |
| Deposit Growth (Yr/Yr) | Mid to High-Single Digits | Mid to High-Single Digits |
| NIM | 3.75% +/- 5 BPS | 3.75% +/- 5 BPS |
| NII Growth (Yr/Yr) | Mid to High-Single Digits | Mid to High-Single Digits |
| Noninterest Income Growth (Yr/Yr)(4) | Low to Mid-Single Digits | Mid to High-Single Digits |
| Noninterest Expense Growth (Yr/Yr)(4) | Mid-Single Digits | Mid-Single Digits |
| PTPP ROAA | > 1.72% | > 1.65% |
| Tax rate | ~ 21.5% | ~ 21.5% |

*Assumes two 25-bp cuts in 2026.

*Please see slide 31 for all footnote references included above.*

4

# ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST[5]

### THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

## STRONG NET MIGRATION INTO OUR MARKETS



MIDWEST
-512,765
NORTHEAST
-1,504,304
WEST
-1,140,456
SOUTH
+3,157,525

Net Domestic Migration from April 1, 2020 to July 1, 2025

## TEXAS

- 8th largest economy in the world
- #1 in jobs created from November 2024 to November 2025 with 146,300 nonfarm jobs added
- Home to 54 Fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the US with over 15 million workers
- Texas is the leading destination for corporate relocation & expansion projects
- Texas is home to 3.5 million small businesses and hundreds of publicly traded companies
- As of 4Q25, Texas continues to lead the nation in high tech exports for the 12th year in a row

## SOUTH ALABAMA & FLORIDA PANHANDLE

- Baldwin County - 6th fastest growing metro area in the country
- High-tech employment population
  - 7 of top 10 US defense contractors have a presence in the region
- Mobile, AL - 12th largest US port by tonnage
- As of October 2025, Mobile Harbor is the deepest harbor on the Gulf Coast

Please see slide 31 for all footnote references included above.

5

6 ORIGIN BANCORP, INC. _______

# PERFORMANCE HIGHLIGHTS AT-A-GLANCE - FOURTH QUARTER 2025

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

| | Key Performance Metrics | 4Q25 | 3Q25 |
|---|---|---|---|
| Balance Sheet | Total Loans Held for Investment ("LHFI") | $ 7,670,917 | $ 7,537,099 |
| | Total Assets | 9,724,722 | 9,791,306 |
| | Total Deposits | 8,307,247 | 8,331,830 |
| Income Statement | Net Income | $ 29,516 | $ 8,623 |
| | Pre-Tax, Pre-Provision ("PTPP") Earnings(6) | 40,607 | 47,804 |
| | Diluted Earnings Per Share ("EPS") | 0.95 | 0.27 |
| Selected Ratios | NIM - FTE | 3.73 % | 3.65 % |
| | Return on Average Assets (annualized) ("ROAA") | 1.19 | 0.35 |
| | PTPP ROAA (annualized)(6) | 1.64 | 1.95 |
| | Return on Average Stockholders' Equity (annualized) ("ROAE") | 9.50 | 2.79 |
| | Return on Average Tangible Common Equity (annualized) ("ROATCE")(6) | 10.95 | 3.22 |
| | Book Value per Common Share | $ 40.28 | $ 39.23 |
| | Tangible Book Value per Common Share(6) | 35.04 | 33.95 |
| | Common Equity to Total Assets | 12.82 % | 12.41 % |
| | Tangible Common Equity to Tangible Assets(6) | 11.34 | 10.92 |
| | Efficiency Ratio | 60.74 | 56.48 |
| | Core Efficiency Ratio(6) | 59.77 | 54.70 |
| | Allowance for Loan Credit Losses ("ALCL") to Total Loans Held for Investment | 1.26 | 1.28 |

*Please see slide 31 for all footnote references included above.*

## 4Q25 Key Highlights

- **Net income was $29.5 million for 4Q25, reflecting an increase of $20.9 million, or 242.3%, compared to 3Q25.**
- **Return on average assets, annualized ("ROAA"), was 1.19% for 4Q25, reflecting an increase of 84 basis points, or 240%, compared to 3Q25, and exceeding our ROAA target for the year.**
- **Net interest income was $86.7 million for 4Q25, reflecting an increase of $3.0 million, or 3.6%, compared to 3Q25, its highest level ever recorded in our history.**
- **Our fully tax-equivalent net interest margin ("NIM-FTE") expanded eight basis points to 3.73% for 4Q25, compared to 3Q25, and is at its highest level since 4Q22.**
- **Total loans held for investment ("LHFI") were $7.67 billion at December 31, 2025, reflecting an increase of $133.8 million, or 1.8%, compared to September 30, 2025. LHFI, excluding mortgage warehouse lines of credit ("MW LOC"), were $7.14 billion at December 31, 2025, reflecting an increase of $78.0 million, or 1.1%, compared to September 30, 2025.**
- **During 4Q25, we repurchased 49,358 shares of our common stock at an average price of $38.77 per share. Year-to-date, we have repurchased 451,005 shares of our common stock at an average price of $35.05 per share.**
- **Book value per common share was $40.28 at December 31, 2025, reflecting an increase of $1.05, or 2.7%, compared to September 30, 2025, and $3.57, or 9.7%, compared to December 31, 2024. Tangible book value per common share(6) was $35.04 at December 31, 2025, reflecting increases of $1.09, or 3.2%, compared to September 30, 2025 and $3.66, or 11.7%, compared to December 31, 2024.**

ORIGIN BANCORP, INC.
7

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES UNAUDITED Diluted EPS ($)Net Income ($) Total Loans Held for Investment, Adjusted(7) ($) Total Deposits ($) 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 8,307 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 4,659 7,142 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 DOLLARS IN THOUSANDS 8 Total Loans Held for Investment ($) DOLLARS IN MILLIONS 5,194 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 DOLLARS IN MILLIONS DOLLARS IN MILLIONS Please see slide 31 for all footnote references included above. CAGR 11.0% CAGR 12.1% CAGR 5.6% 6,767 20,683 29,516 Core Efficiency Ratio(6) (%) (Non-GAAP) 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 26.37 35.04 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 Tangible Book Value per Common Share(6) ($) (Non-GAAP) 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 Return on Average Assets (%) CAGR 7.9% CAGR 3.7% 0.87 0.95 7,671 3.73 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 NIM - FTE (%) 59.93 59.77 2.86

ORIGIN BANCORP, INC. _______ 148 9,725 1997 2002 2007 2012 2017 2022 2025 DELIVERING SHAREHOLDER VALUE DOLLARS IN MILLIONS Total Assets ($) Core Deposits(9) ($) 3,011 7,891 2017 2018 2019 2020 2021 2022 2023 2024 2025 CAGR 16.1% CAGR 12.8% 9 1,931 2,338 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 01 12 /3 1/ 06 12 /3 1/ 11 12 /3 1/ 16 12 /3 1/ 21 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return(8) ($) IPO May 2018 Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Tangible Book Value per Common Share ($) (6) 18.74 35.04 2017 2018 2019 2020 2021 2022 2023 2024 2025 CAGR 8.1% 12 /3 1/ 25

ORIGIN BANCORP, INC. _______ 10 2,620 4,747 5,276 5,250 5,035 1,545 2,747 2,993 2,810 2,521 1,075 1,631 1,837 2,022 2,139 369 446 418 375 DFW Houston East Texas 2021 2022 2023 2024 2025 Deposit Trends by Texas Market(2)(11) ($) Loan Trends by Texas Market(3) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 31 locations throughout 11 counties including the 4th and 5th largest MSAs in the United States.(10) • Texas franchise represents 71% of LHFI(3) and 52% of deposits(2) at December 31, 2025. 3,132 4,261 4,172 4,524 4,313 1,925 2,196 2,058 2,119 1,904 1,207 1,173 1,205 1,478 1,446 892 909 927 963 DFW Houston East Texas 2021 2022 2023 2024 2025 CAGR 17.7% CAGR 8.3% Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED (12) (13)

ORIGIN BANCORP, INC. _______ 134 69 56 18 13 (1) (5) (16) Total Loans Held for Investment Commercial and Industrial Mortgage Warehouse Line of Credit Owner-Occupied Commercial Real Estate Multi-Family Real Estate Non-Owner-Occupied Commercial Real Estate Construction/Land/ Land Development Residential Real Estate-Single Family LOAN GROWTH 4,498 6,805 7,331 7,225 7,142 4,498 5,593 7,225 7,1421,212 Origin Acquired 2021 2022 2023 2024 2025 0 2,000 4,000 6,000 8,000 DOLLARS IN MILLIONS IDT Loans Held for Investment Growth excluding Mortgage Warehouse Lines of Credit (14) ($) 1,872 2,894 3,013 2,979 2,994 1,872 2,267 2,979 2,994627 Origin Acquired 2021 2022 2023 2024 2025 0 1,000 2,000 3,000 4,000 Commercial and Industrial and Owner-Occupied Commercial Real Estate Growth(14) ($) Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Linked Quarter Loans Held for Investment Change ($) 11 DOLLARS IN MILLIONS

# WELL DIVERSIFIED LOAN PORTFOLIO[15]

UNAUDITED

## Loan Composition at December 31, 2025: $7,671 million



Residential Real Estate - Single Family & Consumer
19%
Commercial & Industrial ("C&I") 26%
Multi-Family Real Estate
7%
8%
Construction/Land/Land Development ("C&D")
13%
Non-Owner-Occupied CRE 20%
7%
Owner-Occupied Commercial Real Estate ("CRE")
Mortgage Warehouse Lines of Credit
C&I, Owner-Occupied CRE, Mortgage Warehouse LOC: 46%
Non-Owner-Occupied CRE, C&D, Multi-Family: 35%

## C&I, Owner-Occupied CRE & Mtg. Warehouse LOC: $3,523 million



Finance & Insurance: 7%
Mortgage Warehouse LOC: 7%
Real Estate & Construction: 7%
Transportation Services: 3%
Energy: 3%
Retail Shopping: 2%
Healthcare: 2%
Banks : 2%
Professional Services: 1%
Restaurants: 1%
Consumer Services: 1%
Retail Dealers: 1%
Entertainment & Recreation: 1%
Durables Manufacturing Exc. Auto: 1%
Misc. : 6%
Auto-Related: 1%

## Loan Portfolio Details ($)

| (Dollars in thousands) | 4Q25 | 3Q25 | 2Q25 | 1Q25 | 4Q24 |
|---|---|---|---|---|---|
| Commercial and Industrial | 1,989,218 | 1,919,782 | 2,011,178 | 2,022,085 | 2,002,634 |
| Owner-Occupied Commercial Real Estate | 1,004,801 | 986,859 | 972,788 | 937,985 | 975,947 |
| Mortgage Warehouse Lines of Credit | 528,781 | 472,968 | 574,748 | 404,131 | 349,081 |
| Total Commercial | 3,522,800 | 3,379,609 | 3,558,714 | 3,364,201 | 3,327,662 |
| Non-Owner-Occupied Commercial Real Estate | 1,519,104 | 1,520,020 | 1,455,771 | 1,445,864 | 1,501,484 |
| Construction/Land/Land Development | 611,220 | 615,778 | 653,748 | 798,609 | 864,011 |
| Multi-Family Real Estate | 553,149 | 540,601 | 529,899 | 489,765 | 425,460 |
| Residential Real Estate-Single Family | 1,444,611 | 1,460,696 | 1,465,535 | 1,465,192 | 1,432,129 |
| Consumer Loans | 20,033 | 20,395 | 20,779 | 21,895 | 22,967 |
| Total Loans Held for Investment ("LHFI") | 7,670,917 | 7,537,099 | 7,684,446 | 7,585,526 | 7,573,713 |

## Non-Owner-Occupied CRE, C&D and Multi-Family: $2,683 million



Misc. : 2%
Finance & Insurance: 1%
Multi-Family under Construction: 1%
Auto-Related: 1%
Restaurants: 1%
Hotels: 1%
Healthcare: 2%
Office Building: 5%
Retail Shopping: 6%
Multi-Family Real Estate: 7%
Real Estate & Construction: 8%

*Please see slide 31 for all footnote references included above.*

12
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.57 1.68 1.66 1.84 1.92 (0.03) 0.15 0.12 1.65 0.17 Classified LHFI / Total LHFI Net Charge-Offs / Average LHFI (annualized) 4Q24 1Q25 2Q25 3Q25 4Q25 0.99 1.07 1.11 1.17 1.06 0.56 0.96 0.88 0.96 0.96 0.24 0.56 0.16 0.10 0.19 Nonperforming LHFI / LHFI Nonperforming Assets / Loans & OREO Past due LHFI / LHFI Past due 30 to 89 days and still accruing / LHFI 4Q24 1Q25 2Q25 3Q25 4Q25 13 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses 91,060 92,011 92,426 96,259 96,782 1.20 1.21 1.20 1.28 1.26 1.25 1.28 1.29 1.35 1.34 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 4Q24 1Q25 2Q25 3Q25 4Q25 • Provision expense for loan credit loss for 4Q25 was $3.7 million, compared to $35.2 million in 3Q25. The decrease was primarily related to the borrower fraud impacting the Tricolor Holdings, LLC loan relationships, during the linked quarter. • Allowance for loan credit losses to nonperforming loans held for investment was 119.21% at 4Q25, 109.04% at 3Q25, and 121.41% at 4Q24. DOLLARS IN THOUSANDS (16) Please see slide 31 for all footnote references included above. UNAUDITED 1.04 1.071.10 1.14 1.18

ORIGIN BANCORP, INC. _______ 14 SELECTED SECTORS - KEY PORTFOLIO METRICS December 31, 2025 Non-Owner-Occupied Commercial Real Estate Office Multi-Family Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 380,421 $ 638,818 $ 104,103 $ 651,591 % of Loans Held for Investment 4.96% 8.33% 1.36% 8.49 % Avg. Loan Size $ 2,320 $ 3,872 $ 4,732 $ 1,570 Weighted Avg. Loan- to-Value 55.78% 58.27% 50.62% 70.23 % Past Due Loans / Loans 1.16 — — — Classified Loans / Loans 0.06 0.59 — 1.99 Nonperforming Loans / Loans 0.06 — — 0.43 Net (Recoveries) Charge-offs / Avg. Loans — (0.01) — 0.27 Allowance for Loan Credit Losses / Loans 0.74 0.96 0.93 1.12 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ MBS: 43% CMO: 26% Municipal: 26% Corporate: 5% 1,152 1,163 1,156 1,128 1,201 2.63 3.15 3.16 3.62 3.46 Total Securities ($) Yield (%) 4Q24 1Q25 2Q25 3Q25 4Q25 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Key Bond Trade Statistics since 3Q23: • AFS Sold - BV: $664.8 million • Realized Loss: $40.8 million (6.1% of total BV sold) • FTE NII Gain: $18.4 million • Estimated Earnback (years): 2.2 years • Total securities portfolio weighted average effective duration was 4.15 years at December 31, 2025, compared to 4.31 years at September 30, 2025. • Expected principal cash flows from investments with no rate changes: • 2026: $151.8 million • 2027: $122.4 million • 2028: $116.0 million 15 (106.0) (90.4) (73.6) (61.2) (54.1) 4Q24 1Q25 2Q25 3Q25 4Q25 Accumulated Other Comprehensive Loss(17) ($) Investment Securities - AFS at December 31, 2025 Please see slide 31 for all footnote references included above. $1.12B DOLLARS IN MILLIONS UNAUDITED

# LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

## Total Loans at December 31, 2025

| (Dollars in thousands) | Repricing or Maturity Term: 1 Year or less | > 1 to 3 Years | > 3 to 5 Years | > 5 to 10 Years | > 10 Years | Total | Rate Structure: Floating Rate[18] | Variable Rate[18] | Fixed Rate |
|---|---|---|---|---|---|---|---|---|---|
| Commercial and industrial | $ 1,660,735 | $ 156,504 | $ 105,193 | $ 66,786 | $ — | $ 1,989,218 | $ 1,592,779 | $ 1,168 | $ 395,271 |
| Owner-Occupied Commercial Real Estate | 430,447 | 287,258 | 144,082 | 143,014 | — | 1,004,801 | 316,006 | 3,617 | 685,178 |
| Mortgage Warehouse Lines of Credit | 528,781 | — | — | — | — | 528,781 | 528,781 | — | — |
| Total Commercial | 2,619,963 | 443,762 | 249,275 | 209,800 | — | 3,522,800 | 2,437,566 | 4,785 | 1,080,449 |
| Non-Owner-Occupied Commercial Real Estate | 822,748 | 477,156 | 165,523 | 53,677 | — | 1,519,104 | 634,432 | 2,378 | 882,294 |
| Construction/Land/Land Development | 432,507 | 96,739 | 62,812 | 18,689 | 473 | 611,220 | 344,898 | 8,422 | 257,900 |
| Multi-Family Real Estate | 397,775 | 102,903 | 38,110 | 11,146 | 3,215 | 553,149 | 310,149 | — | 243,000 |
| Residential Real Estate - Single Family | 409,442 | 363,442 | 291,442 | 166,977 | 213,308 | 1,444,611 | 248,184 | 711,233 | 485,194 |
| Consumer | 10,490 | 6,114 | 2,966 | 366 | 97 | 20,033 | 4,864 | 25 | 15,144 |
| Total Loans Held for Investment | $ 4,692,925 | $ 1,490,116 | $ 810,128 | $ 460,655 | $ 217,093 | $ 7,670,917 | $ 3,980,093 | $ 726,843 | $ 2,963,981 |
| % of total | 61 % | 19 % | 11 % | 6 % | 3 % | 100 % | 52 % | 9 % | 39 % |
| Weighted Average Coupon Rate | 6.17 | 5.35 | 6.16 | 4.45 | 5.61 | 5.89 | 6.39 | 4.84 | 5.49 |

## AFS & HTM Securities at December 31, 2025

| (Dollars in thousands) | Maturity & Projected Principal Cashflow: 1 Year or less | > 1 to 3 Years | > 3 to 5 Years | > 5 to 10 Years | > 10 Years | Total |
|---|---|---|---|---|---|---|
| Projected cash flow | $ 151,810 | $ 238,423 | $ 221,343 | $ 416,738 | $ 164,236 | $ 1,192,550 |
| % of Total | 13 % | 20 % | 19 % | 34 % | 14 % | 100 % |

*Please see slide 31 for all footnote references included above.*

ORIGIN BANCORP, INC. 16

ORIGIN BANCORP, INC. _______ Finance & Insurance: 8% Real Estate Rental & Leasing: 8% Other Business Deposits <2%: 7% Construction: 6% Professional, Scientific, & Technical Svcs: 5% Mgmt of Companies & Enterprises: 4% Affiliate: 4% Other Svcs (except Public Administration): 3% Manufacturing: 3% Health Care & Social Assistance: 2% Mining: 2% Misc: 5% Commercial: 57% Consumer: 31% Public Funds: 12% 29% 21%6% 37% 5% 2% 17 DEPOSIT DETAIL (Dollars in thousands) 4Q25 3Q25 2Q25 1Q25 4Q24 QoQ % Δ Total Deposits $ 8,307,247 $ 8,486,568 $ 8,510,842 $ 8,505,464 $ 8,251,125 (2.1) % FDIC Insured (3,464,116) (3,464,116) (3,442,636) (3,447,538) (3,425,268) — FDIC Insured Reciprocal (1,093,952) (1,093,952) (799,221) (801,145) (801,699) — FDIC Insured Brokered Deposits (431,609) (431,609) (636,814) (597,110) (444,989) — Total Estimated FDIC Uninsured Deposits 3,317,570 3,496,891 3,632,171 3,659,671 3,579,169 (5.1) Collateralized Public Funds (714,431) (714,431) (771,419) (836,150) (849,603) — Uninsured/ Uncollateralized Deposits ($) $ 2,603,139 $ 2,782,460 $ 2,860,752 $ 2,823,521 $ 2,729,566 (6.4) Uninsured/ Uncollateralized Deposits (%) 31.3% 32.8% 33.6% 33.2% 33.1 % Deposit Detail Geographic Concentration(2) at December 31, 2025 Commercial Deposit Composition: $4,854 millionDeposit Composition at December 31, 2025: $8,307 million Commercial * Consumer MississippiLouisiana Texas- DFW TX- East TexasTexas- Houston Please see slide 31 for all footnote references included above. UNAUDITED Southeast 17% 16% 18% 38% 10% (Dollars in thousands) 4Q25 3Q25 2Q25 1Q25 4Q24 QoQ % Δ Total Deposits $ 8,307,247 $ 8,331,830 $ 8,123,036 $ 8,338,412 $ 8,223,120 (0.3) % FDIC Insured (3,465,133) (3,407,017) (3,372,038) (3,546,288) (3,613,151) 1.7 FDIC Insured Reciprocal (915,033) (1,056,176) (992,673) (1,022,142) (871,174) (13.4) FDIC Insured Brokered Deposits — — (25,000) (50,000) (80,226) — Total Estimated FDIC Uninsured Deposits 3,927,081 3,868,637 3,733,325 3,719,982 3,658,569 1.5 Collateralized Public Funds (860,049) (690,933) (830,182) (822,009) (862,923) 24.5 Uninsured/ Uncollateralized Deposits ($) $ 3,067,032 $ 3,177,704 $ 2,903,143 $ 2,897,973 $ 2,795,646 (3.5) Uninsured/ Uncollateralized Deposits (%) 36.9% 38.1% 35.7% 34.8% 34.0 % Deposit Detail Public Funds 8% 1% 17% 59% 14% 1% The percentages for the DFW, Houston and Louisiana markets include $215.0 million of deposits in total that were sold on December 31, 2025, and immediately repurchased on January 2, 2026. *

ORIGIN BANCORP, INC. _______ (25) 119 15 (18) (20) (121) Total Deposits Interest-Bearing Demand Time Deposits (Non-brokered) Savings Noninterest Bearing Deposits Money Market 4.20 3.69 3.45 3.37 3.30 3.61 3.23 3.20 3.20 2.902.79 2.52 2.47 2.46 2.20 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 4Q24 1Q25 2Q25 3Q25 2025 18 8,496 8,348 8,159 8,232 8,372 5,341 5,539 5,409 5,511 5,557 1,941 1,837 1,881 1,901 2,002 1,214 972 869 820 813 Interest-bearing Demand Noninterest-bearing Time Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 Average Deposits ($) DEPOSIT TRENDS IDT Total Deposit Beta (%) DOLLARS IN MILLIONS UNAUDITED Deposit Cost Trends (QTD Annualized) (%) Time Deposit Repricing Schedule (20) Maturity Balance ($) Weighted Average Rate (%) 1Q26 324 3.42 2Q26 341 3.23 3Q26 61 2.85 4Q26 67 2.33 1Q27+ 36 1.39 Total 829 3.15 DOLLARS IN MILLIONS 57.35 66.00 71.00 69.90 68.53 4.65 4.33 4.33 4.30 3.90 2.79 2.52 2.47 2.46 2.20 Cumulative Deposit Beta Average Quarterly Fed Funds Rate Cost of Total Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 Please see slide 31 for all footnote references included above. Linked Quarter Deposit Change ($) DOLLARS IN MILLIONS, PERIOD END BALANCES Customer Deposits +(25)M M (19)

ORIGIN BANCORP, INC. _______ 2.82 2.58 2.52 2.49 2.26 3.61 3.23 3.20 3.20 2.90 2.79 2.52 2.47 2.46 2.20 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 19 YIELDS AND COSTS Yield on Loans Held for Investment (%) Cost of Funds (%) • At 4Q25, Loans Held for Investment with fixed rates = 39% and Loans Held for Investment with floating/variable rates = 61%. • At 4Q25, SOFR-based = $2.70 billion, Prime-based = $1.81 billion, and other index-based loans approximately $202.4 million. UNAUDITED 6.47 6.33 6.33 6.33 6.22 7.82 7.50 7.50 7.46 7.02 4.78 4.36 4.33 4.35 4.09 Yield on Loans Held for Investment Avg. Prime Rate 30 Day Avg. SOFR 4Q24 1Q25 2Q25 3Q25 4Q25

ORIGIN BANCORP, INC. _______ 78,349 78,459 82,136 83,704 86,694 62,341 64,368 64,802 66,021 68,493 8,393 5,047 8,217 7,393 7,7237,615 9,044 9,117 10,290 10,478 3.33 3.44 3.61 3.65 3.73 Net Interest Income excl. Mtg Warehouse LOC & Invest. Secur. NII ($) Mtg. Warehouse LOC Interest Income ($) Investment Securities Net Interest Income ($) NIM (FTE) (%) 4Q24 1Q25 2Q25 3Q25 4Q25 20 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.65 0.18 0.02 0.01 0.03 (0.02) (0.02) (0.05) (0.07) 3Q 25 Sav ing s a nd IB Tr an sc . A cc ts Tim e D ep os its FH LB an d O the r B or ro wing s Othe r To tal se cu riti es IB B al. D FB Sub or din ate d d eb en tur es Com mer cia l a nd Ind us tria l 4Q 25 3.25 3.50 3.75 4.00 24.64 29.52 21.01 8.58 2.041.54 2.480.77 2.18 3.65 4.51 5.26 5.33 4.65 3.90 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 3Q22 4Q22 1Q23 2Q23 4Q23 1Q24 4Q24 1Q25 4Q25 NIM Beta - 4Q25 (%) 2.48 2.48 4.99 NIM-FTE Changes - 4Q25 (%) NIM-FTE Changes - 4Q25 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • Our NIM-FTE increased eight basis points during 4Q25 compared to 3Q25. The yield earned on interest-earning assets decreased 13 basis points when compared to the linked quarter, while the average rate paid on total interest- bearing liabilities decreased 26 basis points when compared to the linked quarter. • During 4Q25, the Fed cut the Federal Funds rate twice and reduced the target range to 3.50%-3.75%, resulting in a cumulative 175 basis point reduction since mid-2023. Net Interest Income & NIM 3.73 Yield/Rate 4Q25 3Q25 2Q25 1Q25 4Q24 YoY Change NIM - FTE 3.73 3.65 3.61 3.44 3.33 40 bps Loans Held For Investment 6.22 6.33 6.33 6.33 6.47 (25) bps Securities 3.46 3.62 3.16 3.15 2.63 83 bps Cost of Total Deposits 2.20 2.46 2.47 2.52 2.79 (59) bps Interest Earning Assets 5.76 5.89 5.87 5.79 5.91 (15) bps Interest Bearing Liabilities 2.96 3.22 3.25 3.30 3.64 (68) bps Yield/Rate Highlights (%) +40 bps

ORIGIN BANCORP, INC. _______ 92,438 94,746 98,110 100,783 103,730 Net Interest Income Noninterest Income 4Q24 1Q25 2Q25 3Q25 4Q25 13,545 15,859 15,766 14,551 13,782 5,441 7,927 6,661 6,598 5,931 4,801 4,716 4,927 4,965 5,043 2,152 2,301 2,809 2,262 2,128 1,151 915 1,369 726 680 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income Mortgage Banking Revenue 4Q24 1Q25 2Q25 3Q25 4Q25 21 Major Components of Noninterest Income ($) Net Interest Income + Noninterest Income ($)(4) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 4Q25 3Q25 2Q25 1Q25 4Q24 Swap Fee Income 58 1,387 1,435 533 116 (Loss) Gain on Sale of Securities — — (14,448) — (14,617) Argent Investment Income (21) 1,980 1,227 — — — Limited Partnership Investment (Loss) Income (21) (121) (677) (1,909) (1,692) (62) Change in fair value of equity investments — 6,972 — — — Other 1,037 2,668 524 902 688 Total Components of Other Noninterest Income 2,954 11,577 (14,398) (257) (13,875) Major Components of Noninterest Income 13,782 14,551 15,766 15,859 13,545 Total Noninterest Income 16,736 26,128 1,368 15,602 (330) 84.8% 84.3% Please see slide 31 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 83.1%83.7%83.5%

ORIGIN BANCORP, INC. _______ 22 Efficiency Ratio (%) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) 64.81 66.82 68.86 83.85 65.99 74.23 56.48 60.74 Consolidated Efficiency Ratio 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Operating Leverage (%) E FF IC IE N C Y R AT IO N IE / AV E R A G E A S S E TS 2.39 2.59 2.49 2.61 2.57 2.56 2.53 2.54 64.81 66.82 68.86 83.85 65.99 74.23 56.48 60.74 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 40 60 80 100 1.5 2.0 2.5 3.0 UNAUDITED 65,422 62,068 61,983 62,028 62,823 36,405 37,731 38,280 37,863 37,015 7,913 8,544 7,187 7,079 6,961 3,414 2,957 3,432 3,526 3,672 2,883 2,972 3,337 3,184 3,243 1,800 1,761 1,768 1,583 1,499 13,007 8,103 7,979 8,793 10,433 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Intangible Asset Amortization Other 4Q24 1Q25 2Q25 3Q25 4Q25

ORIGIN BANCORP, INC. _______ 87.9 86.1 87.5 84.8 86.0 LHFI excl. Mortgage Warehouse LOC to Total Deposits LHFI to Total Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 1,028 1,079 1,099 1,265 814 470 486 334 627 424 557 593 765 638 390 Cash and Cash Equivalents Liquid Securities 4Q24 1Q25 2Q25 3Q25 4Q25 Cash and Cash Equivalents + Liquid Securities ($) 23 LIQUIDITY Loan to Deposit Ratios (%) UNAUDITED Liquidity Sources 4Q25 Borrowed Funds as a Percent of Total Liabilities (%) DOLLARS IN MILLIONS DOLLARS IN THOUSANDS PERIOD END BALANCES PERIOD END BALANCES 2.02 1.19 2.57 1.20 0.42 Borrowed Funds as a Percent of Total Liabilities 4Q24 1Q25 2Q25 3Q25 4Q25 FHLB Borrowing Availability $ 2,385,510 Unpledged AFS Securities 423,145 Fed Funds Lines and Fed Discount Window 1,399,882 Total Additional Liquidity Sources a $ 4,208,537 Cash and Cash Equivalent b $ 424,217 Uninsured, Non-collateralized Deposits c $ 3,067,032 Coverage Ratio d = (a+b)/c 1.51x 92.1 91.0 94.6 90.5 92.3

ORIGIN BANCORP, INC. _______ 24 CAPITAL Common Equity Tier 1 Capital to Risk-Weighted Assets(22) (%) ICap ICap Total Capital to Risk-Weighted Assets(22) (%) Tier 1 Capital to Risk-Weighted Assets(22) (%)Tier 1 Capital to Average Assets (Leverage Ratio)(22) (%) Please see slide 31 for all footnote references included above. UNAUDITED Stock Repurchase Program • 49,358 shares repurchased in 4Q25 at an average price per share of $38.77; 451,005 shares repurchased in 2025 at an average price per share of $35.05; • $38.6 million remaining dollar amount of shares authorized to be repurchased under the current repurchase program. 11.1 11.5 11.7 11.7 11.9 10.9 11.2 11.2 11.0 10.9 Company Level Origin Bank Level 4Q24 1Q25 2Q25 3Q25 4Q25 13.5 13.8 13.7 13.8 13.7 13.3 13.4 13.1 12.9 12.6 Company Level Origin Bank Level 4Q24 1Q25 2Q25 3Q25 4Q25 16.4 15.8 15.7 15.9 14.9 15.3 14.6 14.3 14.2 13.8 Company Level Origin Bank Level 4Q24 1Q25 2Q25 3Q25 4Q25 13.3 13.6 13.5 13.6 13.5 13.3 13.4 13.1 12.9 12.6 Company Level Origin Bank Level 4Q24 1Q25 2Q25 3Q25 4Q25 Well Capitalized 5.0% Well Capitalized 8.0% Well Capitalized 6.5% Well Capitalized 10.0%

# NOTABLE ITEMS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

| | QTD | | | | YTD | |
|---|---|---|---|---|---|---|
| | 4Q25 | | 3Q25 | | 4Q25 | |
| | $ Impact | EPS Impact [23] | $ Impact | EPS Impact [23] | $ Impact | EPS Impact [23] |
| Notable interest income items: | | | | | | |
| Interest income reversal related to borrower fraud | $ — | $ — | $ (206) | $ (0.01) | $ (206) | $ (0.01) |
| Notable interest expense items: | | | | | | |
| OID amortization - subordinated debenture redemption | (783) | (0.02) | — | — | (1,464) | (0.04) |
| Notable provision expense items: | | | | | | |
| Provision expense on relationships related to or impacted by questioned banker activity | (10) | — | (1,670) | (0.04) | (1,305) | (0.03) |
| Provision expense related to borrower fraud | (13) | — | (29,545) | (0.74) | (29,558) | (0.75) |
| Notable noninterest income items:[24] | | | | | | |
| Loss on sales of securities, net | — | — | — | — | (14,448) | (0.36) |
| Positive valuation adjustment on non-marketable equity securities | — | — | 6,972 | 0.18 | 6,972 | 0.18 |
| Net loss on OREO properties[24] | — | — | — | — | (370) | (0.01) |
| BOLI payout | — | — | — | — | 208 | 0.01 |
| Insurance recovery income related to questioned banker activity | 483 | 0.01 | 2,077 | 0.05 | 2,560 | 0.06 |
| Notable noninterest expense items: | | | | | | |
| Operating expense related to questioned banker activity | (698) | (0.02) | (112) | — | (1,883) | (0.05) |
| Operating expense related to strategic *Optimize Origin* initiatives[25] | (51) | — | (577) | (0.01) | (2,671) | (0.07) |
| Operating expense related to borrower fraud | (587) | (0.01) | (285) | (0.01) | (872) | (0.02) |
| Employee Retention Credit | — | — | — | — | 213 | 0.01 |
| **Total notable items** | $ (1,659) | (0.04) | $ (23,346) | (0.59) | $ (42,824) | (1.08) |

*Please see slide 31 for all footnote references included above.*

ORIGIN BANCORP, INC.
25

ORIGIN BANCORP, INC. _______ 4Q25 3Q25 Calculation of PTPP earnings: Net income $ 29,516 $ 8,623 Provision for credit losses 3,158 36,820 Income tax expense 7,933 2,361 PTPP earnings (non-GAAP) $ 40,607 $ 47,804 Calculation of PTPP ROAA: PTPP earnings $ 40,607 $ 47,804 Divided by number of days in the quarter 92 92 Multiplied by the number of days in the year 365 365 PTPP earnings, annualized $ 161,104 $ 189,657 Divided by total average assets $ 9,829,752 $ 9,727,414 ROAA (annualized) (GAAP) 1.19% 0.35 % PTPP ROAA (annualized) (non-GAAP) 1.64 1.95 Calculation of tangible common equity to tangible assets: Total assets $ 9,724,722 $ 9,791,306 Goodwill (128,679) (128,679) Other intangible assets, net (33,362) (34,861) Tangible assets 9,562,681 9,627,766 Total common stockholders' equity $ 1,246,685 $ 1,214,756 Goodwill (128,679) (128,679) Other intangible assets, net (33,362) (34,861) Tangible common equity 1,084,644 1,051,216 Common equity to total assets 12.82% 12.41 % Tangible common equity to tangible assets (non-GAAP) 11.34 10.92 26 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 4Q25 3Q25 Calculation of ROATCE: Net income $ 29,516 $ 8,623 Divided by number of days in the quarter 92 92 Multiplied by the number of days in the year 365 365 Annualized net income $ 117,102 $ 34,211 Total average stockholders' equity $ 1,232,878 $ 1,227,431 Average goodwill (128,679) (128,679) Average other intangible assets, net (34,293) (35,741) Average tangible common equity 1,069,906 1,063,011 ROAE (annualized) (GAAP) 9.50% 2.79 % ROATCE (annualized) (non-GAAP) 10.95 3.22 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

**Calculation of tangible book value per common share:**

| | 4Q25 | 3Q25 | 2Q25 | 1Q25 | 4Q24 | 3Q24 | 2Q24 | 1Q24 |
|---|---|---|---|---|---|---|---|---|
| Total common stockholders' equity | $ 1,246,685 | $ 1,214,756 | $ 1,205,769 | $ 1,180,177 | $ 1,145,245 | $ 1,145,673 | $ 1,095,894 | $ 1,078,853 |
| Goodwill | (128,679) | (128,679) | (128,679) | (128,679) | (128,679) | (128,679) | (128,679) | (128,679) |
| Other intangible assets, net | (33,362) | (34,861) | (36,444) | (38,212) | (37,473) | (39,272) | (41,177) | (43,314) |
| Tangible common equity | 1,084,644 | 1,051,216 | 1,040,646 | 1,013,286 | 979,093 | 977,722 | 926,038 | 906,860 |
| Divided by common shares outstanding at period end | 30,952,428 | 30,967,768 | 31,224,718 | 31,244,006 | 31,197,574 | 31,167,410 | 31,108,667 | 31,011,304 |
| **Book value per common share (GAAP)** | $ 40.28 | $ 39.23 | $ 38.62 | $ 37.77 | $ 36.71 | $ 36.76 | $ 35.23 | $ 34.79 |
| **Tangible book value per common share (non-GAAP)** | 35.04 | 33.95 | 33.33 | 32.43 | 31.38 | 31.37 | 29.77 | 29.24 |

| | 4Q23 | 3Q23 | 2Q23 | 1Q23 | 4Q22 | 3Q22 | 2Q22 | 1Q22 |
|---|---|---|---|---|---|---|---|---|
| Total common stockholders' equity | $ 1,062,905 | $ 998,945 | $ 997,859 | $ 992,587 | $ 949,943 | $ 907,024 | $ 646,373 | $ 676,865 |
| Goodwill | (128,679) | (128,679) | (128,679) | (128,679) | (128,679) | (136,793) | (34,153) | (34,153) |
| Other intangible assets, net | (45,452) | (42,460) | (44,724) | (47,277) | (49,829) | (52,384) | (15,900) | (16,425) |
| Tangible common equity | 888,774 | 827,806 | 824,456 | 816,631 | 771,435 | 717,847 | 596,320 | 626,287 |
| Divided by common shares outstanding at period end | 30,986,109 | 30,906,716 | 30,866,205 | 30,780,853 | 30,746,600 | 30,661,734 | 23,807,677 | 23,748,748 |
| **Book value per common share (GAAP)** | $ 34.30 | $ 32.32 | $ 32.33 | $ 32.25 | $ 30.90 | $ 29.58 | $ 27.15 | $ 28.50 |
| **Tangible book value per common share (non-GAAP)** | 28.68 | 26.78 | 26.71 | 26.53 | 25.09 | 23.41 | 25.05 | 26.37 |

ORIGIN BANCORP, INC.
28

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

**Calculation of core efficiency ratio:**

| | 4Q25 | 3Q25 | 2Q25 | 1Q25 | 4Q24 | 3Q24 | 2Q24 | 1Q24 |
|---|---|---|---|---|---|---|---|---|
| Total noninterest expense | $ 62,823 | $ 62,028 | $ 61,983 | $ 62,068 | $ 65,422 | $ 62,521 | $ 64,388 | $ 58,707 |
| Insurance and mortgage noninterest expense | (6,644) | (7,532) | (8,460) | (8,230) | (8,497) | (8,448) | (8,402) | (8,045) |
| Adjusted total noninterest expense | 56,179 | 54,496 | 53,523 | 53,838 | 56,925 | 54,073 | 55,986 | 50,662 |
| Net interest income | 86,694 | 83,704 | 82,136 | 78,459 | 78,349 | 74,804 | 73,890 | 73,323 |
| Insurance and mortgage net interest income | (2,820) | (2,885) | (2,924) | (2,815) | (2,666) | (2,578) | (2,407) | (2,795) |
| Total noninterest income | 16,736 | 26,128 | 1,368 | 15,602 | (330) | 15,989 | 22,465 | 17,255 |
| Insurance and mortgage noninterest income | (6,611) | (7,324) | (8,030) | (8,842) | (6,592) | (8,081) | (8,543) | (10,123) |
| Adjusted total revenue | 93,999 | 99,623 | 72,550 | 82,404 | 68,761 | 80,134 | 85,405 | 77,660 |
| **Efficiency ratio (GAAP)** | 60.74 % | 56.48 % | 74.23 % | 65.99 % | 83.85 % | 68.86 % | 66.82 % | 64.81 % |
| **Core efficiency ratio (non-GAAP)** | 59.77 | 54.70 | 73.77 | 65.33 | 82.79 | 67.48 | 65.55 | 65.24 |

| | 4Q23 | 3Q23 | 2Q23 | 1Q23 | 4Q22 | 3Q22 | 2Q22 | 1Q22 |
|---|---|---|---|---|---|---|---|---|
| Total noninterest expense | $ 60,906 | $ 58,663 | $ 58,887 | $ 56,760 | $ 57,254 | $ 56,241 | $ 44,150 | $ 42,774 |
| Insurance and mortgage noninterest expense | (8,581) | (8,579) | (9,156) | (8,033) | (8,031) | (8,479) | (8,397) | (8,626) |
| Adjusted total noninterest expense | 52,325 | 50,084 | 49,731 | 48,727 | 49,223 | 47,762 | 35,753 | 34,148 |
| Net interest income | 72,989 | 74,130 | 75,291 | 77,147 | 84,749 | 78,523 | 59,504 | 52,502 |
| Insurance and mortgage net interest income | (2,294) | (2,120) | (1,574) | (1,493) | (1,376) | (1,208) | (1,082) | (875) |
| Total noninterest income | 8,196 | 18,119 | 15,636 | 16,384 | 13,429 | 13,723 | 14,216 | 15,906 |
| Insurance and mortgage noninterest income | (4,727) | (7,335) | (7,587) | (8,792) | (6,255) | (4,737) | (8,047) | (10,552) |
| Adjusted total revenue | 74,164 | 82,794 | 81,766 | 83,246 | 90,547 | 86,301 | 64,591 | 56,981 |
| **Efficiency ratio (GAAP)** | 75.02 % | 63.59 % | 64.76 % | 60.69 % | 58.32 % | 60.97 % | 59.89 % | 62.53 % |
| **Core efficiency ratio (non-GAAP)** | 70.55 | 60.49 | 60.82 | 58.53 | 54.36 | 55.34 | 55.35 | 59.93 |

ORIGIN BANCORP, INC.
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ORIGIN BANCORP, INC. _______ AFS - Available for sale MBS - Mortgage backed securities ALCL - Allowance for loan credit losses MSA - Metropolitan Statistical Area BOLI - Bank owned life insurance NIE - Noninterest expense CAGR - Compound annual growth rate NIM - Net interest margin C&I - Commercial & industrial loans NIM - FTE - Net interest margin, fully tax equivalent CMO - Collateralized mortgage obligations OID AMORTIZATION - Original issue discount amortization CORE DEPOSITS - Total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits PTPP - Pre-tax, pre-provision PTPP ROAA - Pre-tax, pre-provision return on average assets CRE - Commercial real estate loans QTD - Quarter-to-date DFW - Dallas/Fort Worth ROAA - Return on average assets EPS - Earnings per share ROAE - Return on average equity FDIC - Federal Deposit Insurance Corporation ROATCE - Return on average tangible common equity FHLB - Federal Home Loan Bank SOFR - Secured Overnight Financing Rate FTE NII - Fully tax equivalent net interest income YR/YR - Year over year GAAP - Generally accepted accounting principals YTD - Year-to-date LHFI - Loans held for investment GLOSSARY OF TERMS 30

ORIGIN BANCORP, INC. _______ 31 PRESENTATION NOTES (1) Excludes the Southeast market, for which deposits and loans represent approximately 1% their respective totals. (2) Excludes Treasury/wholesale deposits of $40.9 million at December 31, 2025. (3) Excludes mortgage warehouse lines of credit (“mortgage warehouse LOC”). (4) Excludes notable items. (5) Data obtained from Office of the Texas Governor (gov.texas.gov), Texas Workforce Commission (twc.Texas.gov), Bureau of Labor Statistics (bls.gov), Baldwin County Economic Development Council (baldwineda.com), Florida's Great Northwest (floridasgreatnorthwest.com), Bureau of Transportation Statistics (bts.gov) and Port of Mobile, Alabama Port Authority (alports.com). (6) As used in this presentation, PTPP earnings, PTPP ROAA, tangible book value per common share, tangible common equity to tangible assets, ROATCE, and core efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 26-29 of this presentation. (7) Total loans held for investment, adjusted excludes mortgage warehouse lines of credit for all periods presented. (8) Origin Bancorp, Inc. and KBW Nasdaq Bank cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (9) Core deposits are Total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits. (10) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (11) Periods at or prior to December 31, 2023, were adjusted to include mortgage warehouse deposits in our DFW market. (12) The DFW and Houston markets include $108.0 million of deposits in total that were sold on December 31, 2024, and immediately repurchased on January 2, 2025. (13) The DFW and Houston markets include $61.5 million of deposits in total that were sold on December 31, 2025, and immediately repurchased on January 2, 2026. (14) The period ended December 31, 2021, excludes PPP loans. (15) Does not include loans held for sale. (16) The ALCL to total LHFI, adjusted is calculated by excluding the ALCL for mortgage warehouse LOC from the total LHFI ALCL in the numerator and excluding the mortgage warehouse LOC from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse LOC require a disproportionately low allocation of the ALCL. (17) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (18) Floating rate loans typically reprice monthly, while variable rate loans reprice based upon the terms defined within the adjustable rate loan agreement specific to their loan contract. (19) Uses total deposits costs for the month ended August 31, 2024, as the cycle starting point. (20) Projection is based upon December 31, 2025, time deposit balances. (21) Argent investment income and limited partnership investment (loss) income are components of equity method investment (loss) income on the face of the income statement. (22) December 31, 2025, capital ratios are estimated. (23) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding. (24) The $370,000 net loss on OREO properties for the year ended December 31, 2025, includes a $452,000 insurance settlement recovery that was included in noninterest income on the face of the income statement and a $151,000 repair cost that was included in noninterest expense. (25) The $51,000 and $577,000 operating expenses related to strategic Optimize Origin initiatives for the quarters ended December 31, 2025 and September 30, 2025, includes sub-lease income of $40,000 and $27,000 that were included in noninterest income on the face of the interest statements, respectively. The $2.7 million for the year ended December 31, 2025, includes sub-lease income of $67,000 that was included in noninterest income on the face of the income statement.